Exhibit 10.2A

                                 LOAN AGREEMENT

LOAN AGREEMENT dated as of January _____________, 2000 ("Agreement") by and between QUINTEL COMMUNICATIONS, INC., a Delaware corporation, having an address at One Blue Hill Plaza, Pearl River, New York 10965 (hereafter referred to as "Quintel"); and LCS GOLF, INC. a Delaware corporation, having an address at 24 East 12th Street, New York, New York 10003 (hereafter referred to as "LCSG"; Quintel and LCSG are sometimes referred to as a "Party" or the "Parties").

                              W I T N E S S E T H :

WHEREAS, QUINTEL has agreed to loan LCSG $500,000.00 on the terms provided for herein.

NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1Article : DEFINITIONS.

Capitalized terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article 1. Certain additional defined terms are set forth elsewhere in this Agreement.

1.1.  Affiliate.

"Affiliate" means, with respect to any Person, any other Person, directly or indirectly controlling, controlled by or under common control with such Person.

1.2.  Balance Sheet Date.

"Balance Sheet Date" means February 28, 1999.

1.3.  Blue Sky Filing.

"Blue Sky Filing" means the filing of any application, registration, statement or other document with any Governmental Body of any state, the District of Columbia, or any territory or other jurisdiction in the United States necessary to register or qualify the sale of the Registrable Securities in such jurisdiction in or through the public securities markets.

1.4.  Blue Sky Laws.

"Blue Sky Laws" means the laws of any state, the District of Columbia, or any territory or other jurisdiction in the United States governing the purchase and/or sale of securities in such jurisdiction.

1.5.  Business Day.

"Business Day" means a day, other than Saturday, Sunday or a day on which banks in New York City are required or permitted to be closed.

1.6.  Closing.

"Closing" means the closing of the transsactions described in this Agreement pursuant to Section 4 of this Agreement.

1.7.  Closing Date.

"Closing Date" means the date of this Agreement.

1.8.  Code.

"Code" means the Internal Revenue Code of 1986, as amended.

1.9.  Commission.

"Commission" means the United States Securities and Exchange Commission.

1.10. Common Stock.

"Common Stock" means the shares of common stock, par value $.001 per share, of LCSG.
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1.11. Contracts.

"Contracts" means all contracts, leases, licenses, commitments, sales orders, invoices, purchase orders and other agreements relating to the LCSG Business, including the agreements listed on Schedule 1.14.

1.12. Exchange Act.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

1.13. Financial Statements.

"Financial Statements" means LCSG's combined balance sheets, combined statements of income and retained earnings, and combined statements of cash flow and related footnotes thereto as at and for the twelve (12) month periods ending February 28, 1999 and February 28, 1998, respectively.

1.14. GAAP.

"GAAP" means U.S. generally accepted accounting principles, consistently applied.

1.15. Governmental Body.

"Governmental Body" means any applicable court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county or local, or any agency, authority, official or instrumentality of any such government or political subdivision.

1.16. Guaranty.

"Guaranty" means the guaranty of the Note by Dr. Michael Mitchell in the form of
Schedule 1.19 annexed hereto.

1.17. Intellectual Property.

"Intellectual Property" means United States and foreign patents, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademarks, copyrights, service marks, trademark registrations and applications (whether pending or abandoned), service mark registrations and applications, copyright registrations and applications (whether pending or abandoned), job or shop rights, rights to inventions and all other items of intellectual property or other intangible property used in the LCSG Business.

1.18. Knowledge.

"Knowledge" of any matter means, with respect to an individual, the actual knowledge, but not constructive or imputed knowledge, after due inquiry, of such matter of such Person and, with respect to any Person that is not an individual, such actual knowledge of each individual that is a director, officer, manager, employee, counsel, accountant, investment banker or other professional advisor of such Person.

1.19. LCSG Shares.

"LCSG Shares" means all of the issued and outstanding shares of capital stock of LCSG.

1.20. Material Adverse Effect.

"Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or may reasonably be expected to be materially adverse to the condition (financial or otherwise) of LCSG.

1.21. Note.

"Promissory Note" means the promissory note, in the form attached hereto as
Schedule 1.21.

1.22. Order.

"Order" means any judgment, writ, decree, injunction or similar order of any Governmental Body, in each case whether preliminary or final.

1.23. Other Documents.

"Other Documents" means all Schedules and Exhibits to this Agreement and all other instruments, agreements and documents executed or to be executed by any party hereto in connection with the transactions contemplated hereby.
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1.24. Person.

"Person" means and includes an individual, a partnership, a joint venture, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated association or organization and a government or a department or agency, authority, official or instrumentality thereof, or any group of the foregoing acting in concert.

1.25. Pledge Agreement.

"Pledge Agreement" means the agreement by Dr. Michael Mitchell in the form of
Schedule 1.29 annexed hereto pledging _______ shares of common stock of Procept, Inc. to secure his obligations under the Guaranty.

1.26. Register; Registered; Registration; Registration Statement.

The terms "register," "registered," "registration" and "registration statement" shall refer to a registration of securities to be offered and sold under a registration statement filed with the Commission, that becomes effective pursuant to the Securities Act or the Exchange Act and the applicable rules and regulations under either such Act.

1.27. Registrable Securities.

"Registrable Securities" has the meaning given in Section 3.1.

1.28. Securities Act.

"Securities Act" means the Securities Act of 1933, as amended.

1.29. Shares.

"Shares" means any of the Shares of Common Stock into which the Shares are convertible.

2Article : LOAN BY QUINTEL.

2.1.  Loan.

Concurrently herewith Quintel has loaned to LCSG and LCSG has borrowed from Quintel the sum of Five Hundred Thousand Dollars ($500,000.00), evidenced by the Note, which has been executed and delivered by LCSG concurrently herewith. The Note will come due on July __ , 2000, and will bear no interest until the earlier of maturity or default. The principal amount of the Note is convertible, at any time at Quintel's option into that number of shares of Common Stock which constitute ___ percent of LCSG's issued and outstanding shares of voting stock of all classes on the date of conversion on a fully diluted basis including the shares of Common Stock issuable upon conversion of the Note.

2.2.  Guaranty.

Concurrently herewith, Dr. Michael Mitchell has executed and delivered the Guaranty to Quintel.

3Article : REGISTRATION OF SHARES

3.1.  Demand Registration Right.

If all or any portion of the Note is converted into Common Stock, Quintel shall have the one-time right at any time to make a written request that LCSG register the Shares (the "Registrable Securities"), and LCSG thereafter agrees to use its best efforts to file a registration statement with the Commission and to have such registration statement declared effective, to permit, when such registration statement becomes effective, the sale of the Registrable Securities in the public securities markets. .

3.2.  Piggy Back Registration Right.

If at any time LCSG proposes to register any of its securities under the Securities Act (other than pursuant to a Registration Statement on Form S-8, S-4 or similar or successor form), LCSG shall give notice of such intention to Quintel, and, if, within ten (10) business days thereafter LCSG receives a written request by Quintel to register the Registrable Securities (which request shall specify the Registrable Securities intended to be sold or disposed of and shall state the intended method of disposition of the Registrable Securities by
LCSG), LCSG will use its best efforts to register such Registrable Securities with the securities being registered by LCSG to permit the sale or other disposition of the Registrable Securities (in accordance with the intended methods thereof of which LCSG has been given notice) by LCSG. In the event that the proposed registration under this Section 3.2 is, in whole or in part, an underwritten public offering of Common Stock of LCSG, any request pursuant to this Section 3.2 to register Registrable Securities
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may specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that as to any registration pursuant to this Section 3.2, (i) if the managing underwriter determines and advises Quintel in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than LCSG or Quintel (the "Other Shares") would interfere with the successful marketing of such securities, then the number of Registrable Securities and Other Shares excluded from such registration shall be allocated pro rata among the holders of the Other Shares (based on the number of shares of Common Stock requested by the holders thereof to be registered in such offering, except for Other Shares included therein at the request of holders thereof exercising demand registration rights with respect to such other Shares), and (ii) in each case those shares of Common Stock that are excluded from the underwritten public offering pursuant to this Section 3.2 shall be withheld from the market by the holders thereof and Quintel for such period that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

3.3.  Preparation and Filing of Registration Statement.

With respect to any registration statement to be prepared by LCSG under this Agreement, LCSG shall, at its sole expense, as expeditiously as practicable:

3.3.1.1 prepare and file with the Commission a registration statement necessary to permit the sale of the Registrable Securities in the public securities markets when such registration statement becomes effective, and such amendments and supplements to such registration statement and the prospectus included therein as may be necessary, to the extent reasonably practicable, to cause such registration statement to become effective; to cause such registration statement to become effective; and to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof; provided that LCSG shall not be required to maintain such effectiveness for any time after (a) the disposition of the Registrable Securities in accordance with the intended methods of disposition thereof as set forth therein or (b) nine months after the date of effectiveness of such Registration Statement;

3.3.1.2 furnish to Quintel such number of conformed copies of such registration statement and of each amendment or supplement thereto (in each case including all exhibits and documents incorporated therein by reference), such number of copies of any prospectus included in such registration statement and such other documents, in each case, as Quintel may reasonably request in order to facilitate the sale of the Registrable Securities in the public securities markets;

3.3.1.3 register or qualify the Registrable Securities under the Blue Sky Laws of each state governing further purchase or sale of securities as Quintel may reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and take any other action that may be reasonably necessary or advisable to enable Quintel to consummate the disposition in such states of the Registrable Securities; provided that LCSG shall not be required to keep such registration or qualification in effect at any time after (a) the disposition of the Registrable Securities in accordance with the manner of disposition set forth in the registration statement relating thereto or (b) nine months after the date such registration statement becomes effective; and provided, further, that LCSG will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (B) subject itself to taxation in any such jurisdiction;

3.3.1.4     notify Quintel promptly, and confirm such advice in writing:

                  (a) when the registration statement or any amendment thereto has been filed and when it has become effective;

                  (b) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and
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                  (c)   of the registration or qualification of the Registrable
                        Securities for sale under the Blue Sky Laws of any jurisdiction affecting such registration or qualification;

3.3.1.5 make every reasonable effort to obtain the withdrawal of any Order suspending the effectiveness of the registration statement;

3.3.1.6 cause all of the Registrable Securities covered by the registration statement to be listed on each securities exchange, or designated for inclusion in each automated interdealer quotation system, on which the Common Stock is listed or included;

3.3.1.7 provide and cause to be maintained a transfer agent for all Registrable Securities covered by the registration statement from and after a date not later than the effective date of the registration statement;

3.3.1.8 cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Bodies as may be reasonably necessary to enable each holder thereof to consummate the disposition of such Registrable Securities; provided that LCSG shall not be required to maintain such registration or approval for any time after (a) the disposition of the Registrable Securities in accordance with the intended methods of disposition thereof as set forth therein or (b) nine months after the date of effectiveness of such registration statement;

3.3.1.9 furnish to Quintel a signed counterpart, addressed to Quintel (and the underwriters, if any), of an opinion of counsel for LCSG, dated the effective date of such registration statement (or, if such registration relates to an underwritten public offering, dated the date of any closing under the underwriting agreement), if and in the form delivered to any underwriter or other purchaser of securities offered thereunder, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities;

3.3.1.10 notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

3.3.1.11 comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.4.  Preparation; Reasonable Investigation.

In connection with the preparation and filing of the registration statement and any amendments thereto and any Blue Sky Filing, LCSG will give Quintel and its counsel and accountant the opportunity to review, in each case, a reasonable time prior to their filing, the registration statement, each prospectus included therein or filed with the Commission, each document incorporated by reference therein and each amendment thereof or supplement thereto and any Blue Sky Filing in order to verify the accuracy of any factual information concerning Quintel. LCSG will make available for inspection by Quintel, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Quintel or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of LCSG (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause LCSG's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment thereof or supplement thereto. Records which LCSG determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other Order from a court of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to LCSG and allow LCSG, at LCSG's expense, to undertake appropriate action to prevent or limit disclosure of the Records deemed confidential. LCSG shall pay for all registration and filing fees, printing expenses and fees and disbursements of LCSG's counsel and one counsel for Quintel and Quintel's Accountants in connection with the preparation, review and filing of the registration statement or any Blue Sky Filing pursuant to this Article 3; provided, however, that LCSG shall pay underwriting discounts and commissions applicable to the sale of the Registrable Securities.

3.5.  Future Agreements

LCSG shall not hereafter agree with the holders of any securities issued or to be issued by LCSG to register or qualify such securities under the Securities Act or any Blue Sky Law unless such agreement specifically provides that (a) such holder of such securities may not participate in any registration under
Section 3.1 except as provided in the proviso to Section 3.1, and (b) the holder of such securities may not participate in any registration under Section 3.2 except as provided in Section 3.2.

3.6.  Other Conditions and Limitations.

Any other provision hereof notwithstanding:

(a) Quintel's registration rights under this Section 3 are subject to the conditions that (i) in the case of a Registration under Section 3.1 relating to an underwritten offering of Registrable Securities, the underwriting agreement and other documents to which LCSG is a party or which purport to obligate LCSG with respect to any matter be reasonably satisfactory to LCSG, and (ii) in the case of a registration under Section 3.2 relating to an underwritten offering of securities of LCSG, Quintel agrees to the terms and conditions of, and executes and delivers the underwriting agreement, a custody or deposit agreement and a power of attorney, each in the customary form required by the underwriters, and such other underwriting documents as the underwriters may reasonably require as a condition to effecting the offering or the inclusion of Registrable Securities therein;

(b) the registration rights pursuant to Section 3.1 or 3.2 and LCSG's obligations under this Article 3 shall be suspended at any time when LCSG does not have a class of equity securities (as defined in Section 3(a)(11) of the Exchange Act and Rule 3a11-1 thereunder) registered under Section 12(b) or 12(g) of the Exchange Act; and

(c) notwithstanding that a demand for registration has been duly made pursuant to Section 3.1 or 3.2, LCSG shall not be obligated to prepare or file a registration statement under the Securities Act with respect to any Registrable Securities as to which such demand relates, or to register or to qualify any such Registrable Securities under any applicable Blue Sky Law, and if such a registration statement has been filed or Blue Sky Filing has been made, LCSG may suspend or withdraw such registration statement or Blue Sky Filing, if the Board of Directors of LCSG determines in good faith that such registration would or could reasonably be expected to interfere with or adversely affect the prospects of consummating, or result in terms or conditions less favorable to LCSG relating to, any material acquisition or disposition of assets (within the meaning and scope of Item 2 of Form 8-K under the Exchange Act) or any public or private financing as to which LCSG has entered into a definitive agreement or is engaged in substantive negotiations for a period of 180 days after such demand for registration is made; provided that LCSG may not so delay or suspend such registration on more than one occasion in any period of twelve (12) consecutive months.

3.7.  Application to Subsequent Holders.

The provisions of this Article 3 shall inure to the benefit of and be binding upon any holder of Registrable Securities; provided that all such holders shall be deemed to be represented by and act through Quintel and any notice or other documents required or permitted to be given or delivered pursuant to the provisions of this Article 3 to or by LCSG shall be deemed to be duly so given or delivered if given to or by Quintel in accordance with Section 10.5, and any right of the holders of Registrable Securities, including in connection with the preparation of any documents or any investigation pursuant to Section 3.5 relating to any registration, shall be exercised or effected by or through Ronald (or such successor).

4Article : REPRESENTATIONS AND WARRANTIES OF LCSG

LCSG represents and warrants to Quintel the following:

4.1.  Existence and Good Standing.

Each of LCSG and its subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own, lease and operate all its properties and to carry on its business as now being conducted. Each of LCSG and its subsidiaries is duly qualified and in good standing in each jurisdiction in which the failure to qualify would have a Material Adverse Effect.

4.2.  Capital Stock.

The outstanding shares of LCSG and its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and have not been issued in violation of any preemptive rights of stockholders. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of LCSG except as set forth in the Form 10SB filed _______, 1999 with the Commission and on
Schedule 4.2. Mitchell owns his shares of Common Stock free and clear of any liabilities, liens, security interests, pledges, or encumbrances.

4.3.  Financial Statements.


4.3.1. The Financial Statements, including the footnotes thereto, are true and correct in all material respects. The balance sheets included in the Financial Statements, taken together, fairly present in all material respects the financial condition of LCSG as at the respective dates thereof and, except as indicated therein, in all material respects all known claims against and all debts and liabilities of LCSG, fixed or contingent, as at the date thereof, required by GAAP to be shown thereon and the related statements of operations and cash flows for the periods indicated, taken together, fairly present, in all material respects the results of operations and financial condition for such periods.

4.3.2. Since the Balance Sheet Date, except as set forth on Schedule 4.3.2 there has been (a) no materially adverse change in the assets or liabilities, or in the business or financial condition, or in the results of operations of LCSG, and (b) to the knowledge of LCSG, no fact or condition exists or is contemplated or threatened which might cause such a materially adverse change in the future.

4.4.  Contracts.

Except as set forth in Schedule 4.6 or any other schedule annexed hereto, LCSG is not a party to or bound by any agreement, contract or commitment relating to any collective bargaining agreement, any bonus, deferred compensation, pension, profit sharing, stock option, retirement or other employee benefit plan; any loan or advance to, or investment in, any other Person or any agreement relating to the making of any such loan, advance or investment; any guarantee or other contingent liability in respect of any indebtedness or obligation of any other Person (other than the endorsement of negotiable instruments for collection in the ordinary course of business); any management service, employment, consulting or any other similar type of contract; any agreement, contract or commitment limiting the freedom of LCSG to engage in any line of business or to compete with any other Person; any secrecy or confidentiality agreement with any Person, including any employee of or consultant to LCSG; any agreement, contract or commitment which involves the payment by LCSG of Twenty-Five Thousand Dollars ($25,000) or more, in the aggregate, and is not cancelable without penalty within thirty (30) days; any agreement with any officer or director of LCSG; any licensing or franchise agreement; or any contract with customers or other third parties for the delivery of goods or performance of services which involves payment by LCSG of more than Twenty Five Thousand Dollars ($25,000.00).

Except as set forth on Schedule 4.6, there exists no default or event of default by LCSG, or occurrence, condition, or act (including this transaction) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. Except as set forth on Schedule 4.6, LCSG has not violated any material terms or conditions of any Contract which would permit termination or modification of any such Contract, there are no outstanding written claims of breach or indemnification or written notice of default or termination of any such Contract and, to the knowledge of LCSG, all of the covenants to be performed by any other party thereto have been substantially performed.

4.5.  Litigation.

Except as set forth in Schedule 4.5, there is no action, suit, proceeding at law or in equity by any Person, or any arbitration or any administrative or other proceeding by or before any Governmental Body, pending or, to the knowledge of LCSG, threatened since the Balance Sheet Date, against or affecting LCSG or any of its properties or rights or the operation of its business, and to the knowledge of LCSG, there is no valid basis for any such action, proceeding or investigation. Except as disclosed on Schedule 4.5, none of LCSG or any Controlled Company is subject to any Order entered in any lawsuit or proceeding which has a Material Adverse Effect or which would prevent or interfere with the consummation of the transactions contemplated hereby.

4.6.  Liabilities.

To the knowledge of LCSG, there are no outstanding claims, liabilities or indebtedness, contingent or otherwise against LCSG, except as set forth in
Schedule 4.6 other than (i) liabilities incurred subsequent to the Balance Sheet Date in the ordinary course of business and consistent with past practice and other liabilities which in the aggregate do not have a Material Adverse Effect, or (ii) liabilities set forth on any Schedule hereto or which are not required to be set forth on any Schedule hereto because such liabilities are specifically excluded from disclosure on the Schedules provided for by the provisions of this Agreement. Schedule 4.6 sets forth a list of all current arrangements of LCSG for borrowed money and all outstanding balances as of the date hereof with respect thereto, but excluding accounts payable, wages payable and operating expenses payable. LCSG is not in material default in respect of the terms or conditions of any such indebtedness.

4.7.  Intellectual Property.

Schedule 4.7 contains a materially accurate and complete list of all Intellectual Property owned or used or anticipated to be used by LCSG in the development, production, marketing and sale of the products and services offered as part of the LCSG Business. Except as set forth on Schedule 4.10, to the knowledge of LCSG, no written claim of infringement or misappropriation of Intellectual Property has been made against LCSG and, LCSG does not infringe or misappropriate any Intellectual Property of any third party.

4.8.  Compliance with Laws.

To the knowledge of LCSG, except with respect to any Environmental Law, LCSG is in compliance with all applicable material federal, state and local laws, regulations and Orders and all other applicable requirements of any Governmental Body having jurisdiction. Except with respect to any Environmental Law, LCSG is not now charged with, and, to the knowledge of LCSG, LCSG is not now under investigation with respect to, any violation of any law, regulation, or Order affecting its business, and LCSG has filed all material reports required to be filed with any Governmental Body.

4.9.  Licenses.

To the knowledge of LCSG, LCSG has all licenses and permits and other governmental certificates, authorizations and approvals (collectively, "Licenses") required by any Governmental Body for the development, production, marketing and sale of the products and services offered as part of the LCSG Business and the use of its properties as presently operated or used, except where the failure to have such Licenses would not have a Material Adverse Effect. To the knowledge of LCSG, all of such Licenses are in full force and effect and no action or claim is pending to revoke or terminate any of the Licenses or declare any License invalid.

4.10. Supplier and Customer Relations.

Schedule 4.10 lists the ten largest suppliers and customers of LCSG, as at the date hereof. Except as set forth on Schedule 4.10, to the knowledge of LCSG, none of these current suppliers and none of these current customers has advised LCSG, orally or in writing, formally or informally, that (i) it is terminating or considering terminating, or is materially dissatisfied with its business relationship with LCSG, as a whole or in respect of any particular product or service, or (ii) any of these current customers is contemplating reducing or discontinuing in any material respect its purchases from LCSG, or that any of these suppliers is contemplating reducing or discontinuing in any material respect its services or sales to LCSG.

4.11. No Changes Since the Balance Sheet Date.

Since the Balance Sheet Date, except as specifically stated on Schedule 4.3.2 or
Schedule 4.11 or reflected on the Closing Date Balance Sheet, LCSG has not incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except in the ordinary course of LCSG's business; permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, other than Permitted Liens; sold, transferred or otherwise disposed of any assets except in the ordinary course of LCSG's business; made any single capital expenditure or commitment therefor involving the expenditure of more than Fifty Thousand Dollars ($50,000.00); made any bonus or profit sharing distribution or payment of any kind; granted any increase in the rate of wages, salaries, bonuses or other remuneration of any employee who after giving effect to such increase or prior thereto receives compensation at an annual rate of $80,000.00 or more, except pursuant to a prior obligation or employment policy in the ordinary course of LCSG's business; canceled or waived any claims or rights of substantial value; made any change in any method of accounting or auditing practice; otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of its business; amended or terminated any agreement which is material to the business of LCSG; renewed, extended or modified any Lease or, except in the ordinary course of business, any lease of personal property; or agreed, whether or not in writing, to do any of the foregoing; and there has been no adverse change in the financial condition or results of operations of LCSG, which changes, in the aggregate, do not have a Material Adverse Effect.

4.12. Valid Agreements; Restrictive Documents.

LCSG has corporate authority, and Mitchell has the full legal right and capacity, to execute, deliver and perform their respective obligations under this Agreement and the Other Documents (including but not limited to the Note, the Guaranty and the Pledge Agreement) to which it or he is a party, and all of the foregoing have been duly authorized by all necessary shareholder and corporate action of LCSG. This Agreement and the Other Documents to which LCSG is a party (including but not limited to the Note) have been duly executed and delivered by LCSG,, and constitute the valid and binding obligation of LCSG,, enforceable against LCSG,, in accordance with their respective terms. Except as set forth in Schedule 4.14, or in any other Schedule to this Agreement, LCSG is not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, contract, instrument, law, regulation or, to the knowledge of LCSG, Order or any other restriction of any kind or character, which has a Material Adverse Effect, or which would prevent consummation of the transactions contemplated by this Agreement and the Other Documents or compliance by LCSG with the terms, conditions and provisions of this Agreement and the Other Documents. The execution, delivery and performance of this Agreement and the Other Documents (including but not limited to the Note) and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or result in the breach of any provision of the charter documents or by-laws of LCSG; violate, conflict with or result in the breach or material modification of any of the terms of, or constitute (or with notice or lapse of time or both constitute) a default under, or otherwise give any other contracting party the right to accelerate or terminate, any material obligation, contract, agreement, lien, Order or other instrument to which LCSG is a party or by or to which it or any of its respective assets or properties may be bound or subject; violate any Order of any Governmental Body against, or binding upon LCSG or upon any of its Assets and which violation would have a Material Adverse Effect; or violate any statute, law or regulation of the U.S. or New York or Florida and, which violation would have a Material Adverse Effect.

4.13. Required Approvals, Notices and Consents.

Except as set forth on Schedule 4.19, or elsewhere in this Agreement, no consent or approval of, other action by, or notice to, any Governmental Body, or any third party is required in connection with the execution and delivery by LCSG of this Agreement and the Other Documents or the consummation by LCSG of the transactions contemplated hereby or thereby.

4.14. Disclosure.

This Agreement, the Financial Statements, or any Schedule hereto, or any certificate, document or statement in writing to be delivered as required under this Agreement by or on behalf of LCSG does not contain, or will not contain, any untrue statement of a material fact, or omits, or will omit, any statement of a material fact required to be stated or necessary in order to make the statements contained herein or therein not misleading. To the knowledge of LCSG, there is no fact which materially adversely affects the business or financial condition of LCSG which has not been set forth in this Agreement or any Other Document.

4.15. Copies of Documents.

LCSG has caused to be made available for inspection and copying by Quintel or its officers or advisers, true and correct copies of all documents referred to in this Article 4 or in any Schedule furnished pursuant to this Article 4.

4.16. No Brokers.

No broker, finder, agent or similar intermediary has acted on behalf of LCSG in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with LCSG, or any action taken by LCSG.

4.17. Securities Laws.

The offering, issuance and delivery to Quintel by LCSG of the Promissory Note and any Shares delivered upon conversion of the Note are not, and will not be, required to be registered under the Securities Act or any applicable Blue Sky Laws.

5Article : REPRESENTATIONS OF QUINTEL.

QUINTEL represents and warrants to LCSG as follows:

5.1.  Existence and Good Standing.

Quintel is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate all its properties and to carry on its business as now being conducted.

5.2.  Valid Agreements; Restrictive Documents.

Quintel has the corporate authority to execute, deliver and perform its obligations under this Agreement and the Other Documents to which it is a party, including the Promissory Note, and all of the foregoing have been duly authorized by all necessary stockholder and corporate action. This Agreement and the Other Documents to which Quintel is a party have been duly executed and delivered by Quintel, and constitute a valid and binding agreement of Quintel, enforceable against it in accordance with their respective terms. Quintel is not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, contract, instrument, law, rule, ordinance, regulation, or, to their knowledge, Order or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement and the Other Documents, or compliance by Quintel with with the terms, conditions and provisions of this Agreement and the Other Documents. The execution, delivery and performance of this Agreement and the Other Documents, and the consummation of the transactions contemplated hereby and thereby will not (i) violate, conflict with or result in the breach of any provision of the charter documents or by-laws of Quintel; (ii) violate, conflict with or result in the breach or material modification of any of the terms of, or constitute (or with notice or lapse of time or both constitute) a default under, or otherwise give any other contracting party the right to accelerate or terminate, any material obligation, contract, agreement, lien, Order or other instrument to which Quintel is a party or by or to which Quintel may be bound or subject; (iii) violate any Order of any Governmental Body against, or binding upon, Quintel or any of their assets which violation will or may reasonably be expected to be materially adverse to the condition (financial or otherwise) of Quintel in the aggregate; or (iv) violate any statute, law or regulation of the United States, Delaware or New York which violation will or may reasonably be expected to be materially adverse to the condition (financial or otherwise) of Quintel in the aggregate.

5.3.  Required Approvals, Notices and Consents.

No consent or approval of, other action by, or notice to, any Governmental Body, or any third party is required in connection with the execution and delivery by Quintel of this Agreement and the Other Documents, or the consummation by Quintel of the transactions contemplated hereby or thereby.

5.4.  No Brokers.

No broker, finder, agent or similar intermediary has acted on behalf of Quintel in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Quintel, or any action taken by Quintel.

6Article : MISCELLANEOUS

6.1.  Expenses.

Except as otherwise provided herein, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement and the Other Documents, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

6.2.  Governing Law; Jurisdiction.

The interpretation and construction of this Agreement and the Other Documents, and all matters relating hereto, shall be governed by the law of the State of New York, without reference to its conflict of laws provisions. Unless applicable law requires a different method, any notice that must be given to LCSG under this Agreement will be given by delivering it or mailing it by first class mail to LCSG at its address set forth at the beginning of this Agreement or at such other address as LCSG may give notice of to the holder of this Agreement. Any action brought to enforce this Agreement may be brought in the State of New York, and each Party hereby consents to the personal jurisdiction of the federal and state courts located in the State of New York, and agrees that unless applicable law requires a different method, service of process in any such action may be made by first class mail upon a Party at its address set forth in the beginning of this Agreement or at such other address as a Party shall advise the other Party by written notice in accordance with this Agreement.

6.3.  Interchangeability of Schedules.

Any information contained on any Schedule to this Agreement or in the Financial Statements shall be deemed to be contained on each and every other Schedule to this Agreement.

6.4.  Captions.

The article and section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

6.5.  Notices.

Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed effective (a) upon personal delivery, if delivered by hand; (b) one day after the date of delivery by Federal Express or other nationally recognized courier service that provides a delivery receipt, if delivered by priority overnight delivery between any two points within the United States; or (c) five days after deposit in the mails, if mailed by certified or registered mail (return receipt requested) between any two points within the United States, and in each case of mailing, postage prepaid, addressed to a party at its address first set forth above, with copies to. Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, New York 10022-1200, Attention: Geoffrey A. Bass and to ________________________________________________________. or such other address as shall be furnished in writing by like notice by any such party.

6.6.  Parties in Interest.

This Agreement and the Other Documents may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement and the Other Documents shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. Notwithstanding anything to the contrary in this Agreement, but subject to the Securities Act, nothing in this Agreement shall prohibit or in any way restrict the ability of Quintel or any of its Affiliates to transfer any or all of the Shares, to one or more Affiliates of Quintel.

6.7.  Severability.

In the event any provision of this Agreement or the Other Documents is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement or such Other Documents shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

6.8.  Counterparts.

This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

6.9.  Entire Agreement; Amendments.

This Agreement, and the Other Documents, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement may not be changed orally, but only by an agreement in writing signed by all parties.

IN WITNESS WHEREOF, the parties have each caused its corporate name to be hereunto subscribed by their respective duly authorized officers on the date first written above.

QUINTEL COMMUNICATION, INC.

By:

Name:

Title: ____________________


LCS GOLF, INC.

By:

Name:

Title: ____________________